LB Series Fund, Inc.

Supplement to Statement of Additional Information
Dated April 30, 2002

      Effective May 21, 2002, Aid Association for Lutherans changed its name to Thrivent Financial for Lutherans. Therefore, the name of the investment adviser for LB Series Fund, Inc. is Thrivent Financial for Lutherans.

The date of this Supplement is July 1, 2002.

Please include this supplement with your Statement of Additional Information